UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 17, 2005
Health Care REIT, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One SeaGate, Suite 1500, Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On November 17, 2005, the Company announced an offering of 3,000,000 shares of common stock, $1 per share, of the Company. The press release issued by the Company in connection with the announcement is furnished herewith as Exhibit 99.2.
Item 8.01 Other Events.
     Pursuant to Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, certain assets of the Company are now classified as discontinued operations due to their sale during the nine months ended September 30, 2005 or their classification as held for sale at September 30, 2005. As a result, the Company is reclassifying in this Current Report its operations, including rental income, interest expense and provision for depreciation related to those assets for prior periods. In so doing, the Company is updating portions of Items 6, 7 and 8 of its Annual Report on Form 10-K for the year ended December 31, 2004, including the information regarding discontinued operations contained in “Item 6 — Selected Financial Data,” “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations” and “Item 8 — Financial Statements and Supplementary Data.” All other information contained in the Form 10-K and the other portions of Items 6, 7 and 8 have not been updated or modified (with the exception of certain minor changes to Items 7 and 8 to reflect proper cross-references). For more recent information regarding the Company, please see the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and information filed with or furnished to the Securities and Exchange Commission since March 16, 2005. Additionally, the Company is including, for informational purposes, Financial Statement Schedules III and IV, which are unchanged from Item 15 of the Form 10-K. The foregoing items are attached as Exhibit 99.1 to this Current Report. The application of Statement No. 144 had no effect on net income available to common stockholders.
     On November 17, 2005, in connection with the Company’s Registration Statement on Form S-3/A (File 333-120917), declared effective May 24, 2005, the Company entered into an Underwriting Agreement with UBS Securities LLC for an offering of 3,000,000 shares of common stock, $1 par value, of the Company, plus up to an additional 450,000 shares of common stock if the over-allotment option granted therein is exercised in full.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
None.
(b) Pro Forma Financial Information.
None.
(c) Exhibits.

1.1	Underwriting Agreement

5	Opinion of Shumaker, Loop & Kendrick, LLP

8	Tax Opinion of Arnold & Porter LLP

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm

23.2	Consent of Shumaker, Loop & Kendrick, LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 5

99.1	Selected Financial Data
Management’s Discussion and Analysis of Financial Condition and Results of Operations
Financial Statements and Supplementary Data
Schedule III
Schedule IV

99.2	Press Release dated November 17, 2005
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant had duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH CARE REIT, INC.
By:	/s/ GEORGE L. CHAPMAN
George L. Chapman

Its: Chairman of the Board and Chief Executive Officer
Dated: November 17, 2005